May 1, 2024
Prospectus
Victory 500 Index VIP Series
Class I
Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
800-539-FUND (800-539-3863)

Victory 500 Index VIP Series Summary
Investment Objective
The Victory 500 Index VIP Series (the “Fund”) seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class I shares of the Fund. You may pay fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund as an investment option, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.41%
Fee Waiver/Expense Reimbursement[1]	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.28%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.28% through at least April 30, 2025. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example does not include the fees and charges related to the variable annuity contract or variable life insurance policy that offers the Fund as an investment option. If these fees and charges were reflected, the expenses would be higher. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$29	$119	$217	$505

Victory 500 Index VIP Series Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover generally will indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Index. The Index is an unmanaged market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index’s value. The Fund is rebalanced as required to reflect Index changes and to accommodate Fund cash flows. The Index is rebalanced semi-annually.
From time to time, the Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the information technology sector, consistent with the Index.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry, or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.

Victory 500 Index VIP Series Summary
◼
Information Technology Sector Risk — Companies in the information technology sector face intense competition, both domestically and internationally. These companies may be smaller or newer and may have limited product lines, markets, financial resources, or personnel. The products of companies in the information technology sector may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. These companies may be developing or marketing new products or services for which markets are not yet established and may never become established.
General Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund’s investment strategy. We assume reinvestment of dividends and distributions.
The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If such fees and expenses were reflected, the returns would be lower than those shown. Performance data does reflect fees and expenses applicable to the Fund, and reflects any expense limitations in effect during the periods shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information for the Fund is available at guardianlife.com/annuities/price-and-performance.
Between May 1, 2022, and December 31, 2023, the Fund's Parent Index was the Wilshire 5000 Total Market Index, and the Index was maintained and published by Wilshire Associates Incorporated. Therefore, the Fund's past performance between May 1, 2022, and December 31, 2023, reflects the old investment strategy. Prior to May 1, 2022, the Fund’s investment strategy was to invest, under normal circumstances, at least 80% of its assets in equity securities of the companies in the S&P 500® Index. Therefore, the Fund’s past performance prior to May 1, 2022, reflects the old investment strategy. Performance information for periods prior to July 30, 2016, reflects the historical

Victory 500 Index VIP Series Summary
performance of the RS S&P 500 Index VIP Series, a series of RS Variable Products Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
Calendar Year Returns for Class I Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	21.07%	June 30, 2020
Lowest Quarter	-19.53%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	10 Years
CLASS I Before Taxes	26.94%	15.48%	11.79%
CLASS I After Taxes on Distributions	23.96%	11.14%	9.09%
CLASS I After Taxes on Distributions and Sale of Fund Shares	17.57%	11.57%	9.02%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	26.29%	15.69%	12.03%
Victory US Large Cap 500 Index reflects no deduction for fees, expenses, or taxes	27.29%	16.10%	12.29%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, Investment Franchises & Solutions	Since 2018

Victory 500 Index VIP Series Summary
Purchase and Sale of Fund Shares
Shares of the Fund are currently offered to certain separate accounts to fund variable annuity contracts and variable life insurance policies issued by insurance companies. Shares of the Fund are not offered directly to the public and investors cannot place orders to purchase or sell shares with the Fund directly. Please refer to the separate account prospectus for information on how to manage your investment options in the Fund and any fees that may apply.
Tax Information
Since the Fund is only offered for investment through variable annuity contracts and variable life insurance policies, the Fund’s distributions are not expected to be taxable to holders of such contracts. Holders of such contracts may be taxed later upon withdrawals of monies from those arrangements.
Payments to Insurance Companies
The Fund, through its distributor, may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company’s website for more information.

Additional Fund Information

The Victory 500 Index VIP Series (the “Fund”) is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies.
The Fund’s investment objective is non-fundamental. The Adviser pursues the Fund’s objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies included in the Victory US Large Cap 500 Index (the “Index”). The Index is an unmanaged market-cap weighted index created by the Adviser and maintained and powered by VettaFi LLC (“Index Provider”) that consists of the largest 500 companies within the VettaFi US Equity 3000 Index (“Parent Index”). The Parent Index measures the performance of all U.S. equity securities with readily available price data. This 80% investment policy is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% investment policy will be valued at market value.
The Index Provider maintains the Index throughout the year, which includes monitoring and adjustments for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. The Index Provider calculates and disseminates the Index on a daily basis and rebalances the Index semi-annually. In conjunction with each rebalancing, the Index Provider selects the largest 500 securities within the Parent Index. Securities that no longer meet eligibility for the Index upon rebalancing are omitted. A security also may be removed from the Index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund may exclude or sell a security that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.
From time to time, the Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the information technology sector, consistent with the Index.
The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks. Keep in mind that for temporary or emergency cash management purposes, the Fund may hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies. This may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund’s expenses.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities or techniques that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Futures Contracts and Options on Futures Contracts
Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. To reduce the effects of leverage, liquid assets equal to the contract commitment are set aside to cover the commitment. The Fund may invest in futures in an effort to hedge against market or currency risk, as a temporary substitute for buying or selling securities or for temporary cash management purposes. There is no assurance that the Fund will engage in any hedging transactions.
Investment Companies
The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

The following provides additional information about the Fund’s principal risks and supplements those risks discussed in the Fund Summary section of this Prospectus.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s investment team views as unfavorable for equity securities.
General Market Risk — Stock market risk refers to the fact that the prices of equity securities and other exchange traded investments typically fluctuate more than the values of debt and other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes in interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.
◼
Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as COVID-19, may result in, among other things, closing borders, disruptions to health care service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may last for extended periods.

Risk Factors

◼
Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber-attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Large-Capitalization Stock Risk — Large-sized companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Passive Investment Risk/Index Risk — The Fund will invest in the securities included in the Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may make significant investments in one or more sectors, each of which entails associated risks. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.
◼
Information Technology Sector Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Tracking Risk — The Fund’s return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
Derivatives Risk — Derivatives, such as forward currency contracts,  futures contracts and options on futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used.
Investment Company Risk — The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund. The Board monitors the services provided to contract owners.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of March 31, 2024, the Adviser managed and advised assets totaling in excess of $170.3 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's most recent annual report to shareholders for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of the Fund.
Advisory fees to be paid annually, before waivers, will be equal to an annual rate of 0.25% of the average daily net assets of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Mannik Dhillon serves as President, Investment Franchises & Solutions, for the Adviser and has been a portfolio manager of the Fund since 2018. From 2015-2017, he served as the Adviser’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA and CAIA® charterholder.
The Fund's SAI provides additional information about the portfolio manager's method of compensation, other accounts he manages, and any ownership interests he may have in the Fund.

Investing in the Fund

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.
Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity contracts and variable life insurance policies offered by the same or affiliated insurance companies. For additional information about possible conflicts of interest between owners of variable annuity contracts and variable life insurance policies or between owners of variable contracts issued by insurance companies that are not affiliated with the Fund, see the section in this Prospectus titled Other Information About the Fund.

Share Price

The Fund calculates its share price, called its net asset value (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open. The NYSE is closed on weekends, most national holidays, and Good Friday.
To the extent the Fund’s investments include securities that are traded primarily in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund’s shares, such as on weekends or other days when the Fund does not price its shares.
The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Adviser will price the Fund’s investments at fair value in accordance with applicable regulatory requirements. The Fund will fair value a security when:
◼
Trading in the security has been halted;
◼
The market quotation for the security is clearly erroneous due to a clerical error;
◼
The security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or
◼
An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.
The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.
The Fund calculates its NAV per share by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.
NAV=	Total Assets – Liabilities
Number of Shares Outstanding

How to Buy Shares

Opening an Account
You cannot buy shares of the Fund directly, but only as an investment option through variable annuity contracts or variable life insurance policies (together, the “contracts”) that are offered by the separate accounts of certain life insurance companies (“participating insurance companies”). You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.
Purchasing Shares
Orders to buy shares of the Fund are placed by the participating insurance company based upon instructions you provide to the participating insurance company. The Fund’s transfer agent processes orders to buy shares of the Fund at its NAV next computed after the order is received in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution. The value of your contract’s investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the “accrued unit value” of your contract.
Share Classes
The Fund currently offers only Class I shares as described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.

How to Sell Shares

Redemptions
Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract’s investment in the Fund. Please refer to the instructions provided in the separate account prospectus. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.
The Fund may suspend your right to redeem your shares in the following circumstances:
◼
During non-routine closings of the NYSE;
◼
When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or
◼
When the SEC orders a suspension to protect the Fund’s shareholders.
The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an “interfund lending program” in reliance on an exemptive order from the SEC.

Distributions and Taxes

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income annually. However, the Fund may not always pay a dividend or distribution for a given period. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.
All dividend and capital gains distributions made by the Fund will be reinvested automatically in additional shares of the Fund.
The tax status of your insurance company separate account’s investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.
Important Information About Taxes
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to U.S. federal income tax on its net earnings and net capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations applicable to segregated asset accounts underlying variable annuity contracts or variable life insurance policies (referred to as “variable contracts”) so that the holders of the contracts receive tax-deferred treatment generally afforded holders of annuities or life insurance policies under the Code.
◼
If a regulated investment company satisfies certain conditions, the regulated investment company will not be treated as a single investment of a segregated asset account for purposes of determining whether the account is adequately diversified, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the regulated investment company. The Fund intends to satisfy these conditions so that the segregated asset account will be treated as owning its proportionate share of the Fund’s assets for such purposes.
◼
The Code requires that a segregated asset account underlying a variable contract must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A segregated asset account invested in the Fund is intended to be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether the account is adequately diversified. If a segregated asset account underlying a contract were not in compliance with these diversification requirements at the end of any calendar quarter, the contract would not be eligible to be treated as an annuity or life insurance contract under the Code for such period and any subsequent period and the contract holder would not be eligible for tax-deferred treatment. See the section titled “TAXES” in the SAI for additional requirements for tax-deferred treatment and other tax considerations.
◼
This discussion of U.S. federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative, or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of U.S. federal income tax considerations that is contained in the separate account prospectus and the SAI.
You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes, which may differ from the federal income tax consequences described.

Important Fund Policies

Market Timing
The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares (“market timing”). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.
Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.
The Fund’s Board has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ “fair value” pricing, as described in this Prospectus under “Share Price,” to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity.
Because the Fund’s shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account’s purchase or sale of the Fund’s shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors.
However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
Performance
The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.
Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling your participating insurance company.

Other Information About the Fund

The Fund issues and sells its shares to separate accounts of insurance companies including those of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) (the “Separate Accounts”) and to affiliates of such insurance companies. The Separate Accounts hold shares of mutual funds, including the Fund, that fund benefits under variable annuity contracts or variable life insurance policies issued by insurance companies including those of GIAC (either, a “Variable Contract”). With respect to matters to be voted on by shareholders of the Fund, GIAC, or other insurance company, as the owner of the assets held in the Separate Accounts, and the affiliates of GIAC or such other insurance company are the shareholders of the Fund and are entitled to vote their shares of the Fund.
GIAC and its affiliates own a substantial amount of the Fund as of the date of this Prospectus. GIAC has informed the Fund that it will vote outstanding shares of the Fund in accordance with instructions received from the owners of the Variable Contracts, which have some or all of the contract or policy value invested in the Fund. GIAC will vote the Fund’s shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. GIAC and its affiliates also will vote the Fund’s shares that they own directly due to their contributions or accumulations in the Separate Accounts through which GIAC offers Variable Contracts in proportion to the shares for which GIAC receives timely voting instructions. As a result of the proportional voting described here, a small number of contract owners may determine the outcome of a shareholder vote.
For a shareholder meeting to go forward with respect to the Fund, there must be a quorum. This means that at least 40% of the Fund’s shares entitled to vote on the proposal must be represented at a meeting either in person or by proxy. Because GIAC and its affiliates own a substantial amount of the Fund as of the date of this Prospectus, their presence at a meeting in person or by proxy will meet the quorum requirement for the Fund.
The Fund does not currently foresee any disadvantages to contract owners arising from the fact that the Fund offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure that there are no material irreconcilable differences between or among contract owners. If such a conflict should arise, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.
If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Fund will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contract owners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.
While this Prospectus and the SAI describe pertinent information about the Victory Variable Insurance Funds (the “Trust”) and the Fund, neither the Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder or any other party.

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and is intended to help you understand the Fund's financial performance for the past five years. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
The information presented has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

Victory 500 Index VIP Series
	Class I
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Net Asset Value, Beginning of Period	$13.62	$19.79	$17.71	$19.35	$16.92
Investment Activities:
Net investment income (loss)(a)	0.20	0.21	0.21	0.28	0.34
Net realized and unrealized gains (losses)	3.45	(3.95)	4.59	3.53	4.88
Total from Investment Activities	3.65	(3.74)	4.80	3.81	5.22
Distributions to Shareholders from:
Net investment income	(0.20)	(0.19)	(0.23)	(0.32)	(0.37)
Net realized gains	(1.32)	(2.24)	(2.49)	(5.13)	(2.42)
Total Distributions	(1.52)	(2.43)	(2.72)	(5.45)	(2.79)
Net Asset Value, End of Period	$15.75	$13.62	$19.79	$17.71	$19.35
Total Return(b),(c)	26.94%	(19.36)%	27.43%	20.13%	31.04%
Ratios to Average Net Assets:
Net Expenses(d)	0.28%	0.28%	0.28%	0.28%	0.28%
Net Investment Income (Loss)	1.33%	1.26%	1.04%	1.46%	1.71%
Gross Expenses(d)	0.41%	0.41%	0.48%	0.58%	0.52%
Supplemental Data:
Net Assets at end of period (000's)	$92,434	$83,617	$116,044	$103,571	$100,139
Portfolio Turnover	8%	7%	9%	13%	3%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(c)
Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(d)
Does not include acquired fund fees and expenses, if any.

P.O. Box 182593

Columbus, OH 43218-2593
Statement of Additional Information (SAI): The Fund’s Statement of Additional Information (“SAI”), dated May 1, 2024, as revised from time to time, contains more information about the Fund's operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: The Fund’s annual and semi annual reports to shareholders contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The financial statements included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2023, are incorporated by reference into this Prospectus.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi annual reports, and request other information about the Fund, or make shareholder inquiries by calling or writing to your participating insurance company at the toll-free number or address listed in the separate account prospectus. Some of the information described herein, including the SAI, annual and semi annual reports to shareholders, and periodic disclosure of portfolio holdings, are available, free of charge, at VictoryFunds.com.
By telephone:
Call your participating insurance company at the toll-free
number listed in the separate account prospectus.
By mail:
You may write to your
participating insurance company
at the address listed in the
separate account prospectus.
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-08979
VVIF-RS-500VIP-PRO (05/24)